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Exhibit 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Casella Waste Systems, Inc. of our report dated June 2, 2011 relating to the financial statements of US GreenFiber, LLC, which appears in Casella Waste Systems, Inc.'s Annual Report on Form 10-K for the year ended April 30, 2011.

/s/ PricewaterhouseCoopers LLP

Charlotte, North Carolina
June 23, 2011

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  Exhibit 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS